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                               AIM BALANCED FUND
                           AIM GLOBAL UTILITIES FUND
                              AIM HIGH YIELD FUND
                                AIM INCOME FUND
                        AIM INTERMEDIATE GOVERNMENT FUND
                             AIM MONEY MARKET FUND
                            AIM MUNICIPAL BOND FUND
                             AIM SELECT GROWTH FUND
                                 AIM VALUE FUND

                     (SERIES PORTFOLIOS OF AIM FUNDS GROUP)

                       Supplement dated December 21, 1998
                      to the Prospectus dated May 1, 1998
                           as revised October 5, 1998


Effective December 21, 1998, Advisor Class shares of certain mutual funds distributed by A I M Distributors, Inc. may be exchanged for AIM Cash Reserve Shares of AIM Money Market Fund. AIM Cash Reserve Shares which were obtained through exchange of Advisor Class shares may subsequently be exchanged into other Advisor Class shares or Class A shares, provided that differential sales charges will apply to exchanges into Class A shares unless the shareholder otherwise qualifies for the right to purchase Class A shares at net asset value. See "TERMS AND CONDITIONS OF PURCHASE OF THE AIM FUNDS -- REDUCTIONS IN INITIAL SALES CHARGES -- PURCHASES AT NET ASSET VALUE."

Also effective December 21, 1998, the Class A shares of AIM Money Market Fund were reclassified as AIM Cash Reserve Shares of AIM Money Market Fund. AIM Money Market Fund no longer offers Class A shares for purchase or exchange.